UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2003

LUMINEX CORPORATION (Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12212 Technology Blvd., Austin, Texas 78727 (Address of principal executive offices) (Zip Code)

(512) 219-8020 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

(c)	Exhibits
	99.1	Earnings Press Release issued by Luminex Corporation dated April 21, 2003.

Item 9.     Regulation FD Disclosure

     The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

     On April 21, 2003, Luminex Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 21, 2003	LUMINEX CORPORATION

	By:	/s/ Harriss T. Currie Harriss T. Currie Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release issued by Luminex Corporation dated April 21, 2003